UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2015

Date of Report (Date of earliest event reported)

il2m INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-176587	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 West Olive Avenue Suite 810 Burbank, California	91505
(Address of principal executive offices)	(Zip Code)

(702) 726-0381

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

il2m International Corp., a Nevada corporation (the "Company") reports in this Current Report on Form 8-K a change in certifying accountants. Effective January 24, 2015, the Company dismissed Liggett, Vogt & Webb, P.A., Certified Public Accountants ("LVW") as its independent registered public accounting firm. The Company has engaged Terry L. Johnson, CPA ("Johnson") as its principal independent registered public accounting firm effective January 24, 2015. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of LVW on the Company's financial statements for fiscal years ended May 31, 2014 and May 31, 2013 (which included the balance sheets as of May 31, 2014 and May 31, 2013 and the statement of operations, cash flows and stockholders' equity as of May 31, 2014 and May 31, 2013), for the past two fiscal years, did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s last two fiscal years ended May 31, 2014 and 2013, and during the subsequent period through to the date of LVW's dismissal, there were no disagreements between the Company and LVW, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of LVW, would have caused LVW to make reference thereto in its reports.

The Company has provided LVW with a copy of this Current Report on Form 8-K and has requested that LVW furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not LVW agrees with the statements made in this Current Report on Form 8-K with respect to LVW and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from LVW wherein it has confirmed its agreement to the Company’s disclosures in this Current Report with respect to LVW. A copy of LVW's letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Johnson as the Company’s principal registered accounting firm at this time, the Company has not consulted Johnson on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (May 31, 2014 and 2013) and subsequent interim period through the date of engagement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from Liggett, Vogt & Webb, P.C. dated January 29, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

il2m INTERNATIONAL CORP.

DATE: January 29, 2015	/s/ Sarkis Tsaoussian
Sarkis Tsaoussian
President/Chief Executive Officer

3